MORTGAGE LOAN PURCHASE AGREEMENT

            Mortgage Loan Purchase Agreement, dated as of June 1, 1997 (the "Agreement"), between Merrill Lynch Mortgage Capital Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

      The Seller intends to sell and the Purchaser intends to purchase, without recourse except as specifically provided herein, certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit them, together with the Daiwa Mortgage Loans (as defined below) and GECA Mortgage Loans (as defined below), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1997 (the "Cut-off Date"), among the Purchaser as depositor, GE Capital Asset Management Corporation as master servicer (in such capacity, the "Master Servicer"), GE Capital Realty Group, Inc. as special servicer (in such capacity, the "Special Servicer"), General Electric Capital Corporation, ABN AMRO Bank N.V. as fiscal agent (in such capacity, the "Fiscal Agent") and LaSalle National Bank as trustee (the "Trustee"). Concurrently with the purchase of Mortgage Loans pursuant to this Agreement, the Purchaser will also purchase multifamily and commercial mortgage loans pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 1997, between Daiwa Finance Corp. ("Daiwa") and the Purchaser (the "Daiwa Agreement") and pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 1997, between GE Capital Access, Inc. ("GECA") and the Purchaser (the "GECA Agreement"). Such mortgage loans (the "Daiwa Mortgage Loans" and the "GECA Mortgage Loans", respectively) will likewise be deposited into the Trust Fund. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

      Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

      SECTION 1. Agreement to Purchase.

            (a) The Seller agrees to sell, and the Purchaser agrees to purchase, without recourse except as specifically provided herein, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans. (The Mortgage Loans identified on the Mortgage
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Loan Schedule shall hereinafter be referred to as the "MLMC Mortgage Loans.")
The MLMC Mortgage Loans will have an aggregate principal balance of $498,496,030 (the "MLMC Balance") as of the close of business on the Cut-off Date, after giving effect to any payments due before such date whether or not received. The MLMC Balance, the Daiwa Balance (as defined in the Daiwa Agreement) and the GECA Balance (as defined in the GECA Agreement) together equal an aggregate principal balance (the "Initial Pool Balance") of $840,787,856. The purchase and sale of the MLMC Mortgage Loans shall take place on June 26, 1997 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the MLMC Mortgage Loans shall consist of a cash amount equal to (A) 100% of the MLMC Balance, plus (B) interest accrued on each MLMC Mortgage Loan at the related Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

                  The Purchaser will assign to the Trustee, all of its right, title and interest in and to the MLMC Mortgage Loans.

      SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the MLMC Mortgage Loans identified on the Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the MLMC Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the MLMC Mortgage Loans due on or before the Cut-off Date), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the documents and instruments specified below with respect to each MLMC Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall,


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except as otherwise disclosed on Exhibit B hereto, contain the following documents:

            (i) the original executed Mortgage Note, endorsed (including interim endorsements and without recourse, representation or warranty, express or implied) to the order of LaSalle National Bank, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C1;

            (ii) an original or copy of the Mortgage and of any intervening assignments thereof, in each case with evidence of recording indicated thereon;

            (iii) an original or copy of any related Assignment of Leases (with recording information indicated thereon), if such item is a document separate from the Mortgage;

            (iv) an original executed assignment of the Mortgage, any related Assignment of Leases (if such item is a document separate from the Mortgage), and any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle National Bank, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C1;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of LaSalle National Bank, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C1, in recordable form;

            (vi) originals or copies of any written modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified;

            (vii) the original or a copy of the policy or certificate of lender's title insurance issued in connection with the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

            (viii) filed copies of any prior UCC Financing Statements in favor of the originator of such


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                  Mortgage Loan or in favor of any assignee prior to the Trustee
                  (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of LaSalle National Bank, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C1.

            (d) Within 30 days following the Closing Date, the Purchaser shall submit or cause to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each assignment of Mortgage and each assignment of Assignment of Leases referred to in clause (iv) of subsection (c) above and each UCC-2 and UCC-3 in favor of and delivered to the Trustee constituting part of the Mortgage File. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall promptly prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall promptly deliver such substitute or corrected document or instrument to the Purchaser or its designee.

            (e) All documents necessary to the servicing of the MLMC Mortgage Loans and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer, to the appropriate sub-servicer.

      SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement and possesses all requisite authority, power, licenses, permits and franchises to execute, deliver and comply with its obligations under the terms of this Agreement and to carry on its business as currently conducted by it, except


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to the extent that the failure to obtain the same would not, in the Seller's good faith judgment, materially and adversely affect the condition (financial or other), operations of the Seller or its properties, or the value of the Mortgage Loans.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or By-Laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person


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to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement.

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or adversely affect the performance by the Seller of its obligations under this Agreement.

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the MLMC Mortgage Loans to the Purchaser as a sale of the MLMC Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to (A) 100% of the MLMC Balance, plus (B) interest accrued on each MLMC Mortgage Loan at the related Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date. The consideration received by the Seller upon the sale of the MLMC Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the MLMC Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the MLMC Mortgage Loans to the Purchaser. The Seller is not selling the MLMC Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (ix) Immediately prior to the sale of the MLMC Mortgage Loans to the Purchaser as herein contemplated, the Seller will have good title thereto and be the sole owner thereof, and such sale will transfer the MLMC Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

            (x) The Prospectus dated June 5, 1997, as of the date of the Prospectus Supplement dated June 20, 1997 (the "Prospectus Supplement"), or as of the Closing Date, does not include any untrue statement of a material fact relating to the MLMC Mortgage Loans or the Seller in the Sections entitled "SUMMARY-Mortgage Loan Sellers", "SUMMARY-The Mortgage Pool" and "DESCRIPTION OF THE MORTGAGE POOL" in the Prospectus Supplement, or omitted or omits to state therein a material fact necessary in order to make the statements in such Sections relating to the MLMC Mortgage Loans or the Seller, in light of the circumstances under which they were


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

made, not misleading, and the Memorandum (as defined in the Certificate Purchase Agreement, dated as of June 26, 1997), as of the date thereof or as of the Closing Date, insofar as the Memorandum incorporates such sections of the Prospectus Supplement, does not include any untrue statement of a material fact relating to the MLMC Mortgage Loans or the Seller or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the MLMC Mortgage Loans or the Seller, in the light of the circumstances under which they were made, not misleading. As the sole remedy for breach of this representation, the Seller shall indemnify the Purchaser against any and all losses, claims, damages or liabilities to which the Purchaser may become subject as a result of the breach of the representations contained in this Section 3(a)(x) pursuant to Section 7 hereof.

            (b) The Seller hereby represents and warrants for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders, as of the Closing Date, with respect to each MLMC Mortgage Loan, that:(i) The Seller has good and marketable title to, and is the sole owner and holder of, the Mortgage Loan.

            (ii) The Seller has full right and authority to sell, assign and transfer the Mortgage Loan.

            (iii) The information pertaining to the Mortgage Loan set forth in the Mortgage Loan Schedule is true, correct and complete in all material respects as of the Cut-off Date.

            (iv) The related Mortgagor has represented to the Seller or the Mortgagee, as applicable, that as of the date of origination of the Mortgage Loan, such Mortgagor, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date.

            (v) The origination, servicing and collection practices used by the Seller and, to the best of Seller's knowledge, any prior holder of the Mortgage Note have been in all respects legal, proper and prudent and have met customary industry standards.

            (vi) The Seller is transferring the Mortgage Loan to the Purchaser free and clear of any liens, pledges, charges and security interests and the related Mortgage and Mortgage Note do not prohibit such transfer.

            (vii) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.


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            (viii) If such Mortgage Loan was originated by the Seller or an affiliate thereof, the Mortgage Loan complied with all applicable usury, truth-in-lending, real estate settlement, equal credit opportunity, disclosure and any other material laws applicable to such origination as of the origination date; and if such Mortgage Loan was not originated by the Seller or an affiliate thereof, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, the Mortgage Loan complied with all applicable usury, truth-in-lending, real estate settlement, equal credit opportunity, disclosure and any other material laws applicable to the origination of such Mortgage Loan as of the origination date.

            (ix) Each of the related Mortgage Note, related Mortgage and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in the applicable state in accordance with its terms and contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property or properties of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and, to the best of Seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor as of the Closing Date with respect to such Mortgage Note, Mortgage or other agreements.

            (x) The Mortgage File contains an Assignment of Leases (or the related Mortgage provides for such an assignment), which creates, in favor of the holder of the Note, a valid first-priority assignment of or security interest in the right to receive all payments due under the related leases, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment; provided that the enforceability of such lien is subject to applicable bankruptcy, insolvency, reorganization, moratorium, and other laws affecting the enforcement of creditors' rights generally, and by the application of the rules of equity.

            (xi) Since the origination of the Mortgage Loan the terms of the related Mortgage Note, Mortgage and


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

Security Agreements have not been impaired, waived, modified, altered, satisfied, canceled or subordinated by the Seller, the originator or the servicer thereof in any respect, except, in each of the foregoing instances, by written instruments that are a part of the related Mortgage File, recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and Security Agreements and delivered to the Purchaser.

            (xii) The Mortgage Loan complies with the Seller's or the Seller's affiliate's that originated the Mortgage Loan underwriting policies in effect as of such Mortgage Loan's origination date or, in the case of Mortgage Loans acquired by the Seller (other than from an affiliate), as of the date of such acquisition, (as applicable), and, except for the Mortgage Loans acquired by the Seller, is on a form commonly used by the Seller as of such date.

            (xiii) The related Mortgage Note is not secured by any collateral that is not being transferred to the Purchaser and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            (xiv) The assignment of the related Mortgage and Assignment of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such Mortgage in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (xv) The Mortgage Loan is not a participation interest in a mortgage loan, but is a whole loan, and the Seller does not own any equity interest in the Mortgagor.

            (xvi) Except with respect to the Mortgage Loans listed on Exhibit C attached hereto, which provide for hyperamortization, the Mortgage Loan does not contain any terms providing for a contingent interest, or negative amortization.

            (xvii) The related Mortgage creates a first-mortgage lien on the related Mortgaged Property. Such lien has priority over all other liens and encumbrances (including mechanic's or materialmen's liens) except for (A) the lien for current real estate taxes and assessments not yet due and payable and
(B) covenants, conditions and restrictions, rights of way, easements and other non-lien matters that are of public record and are referred to in the related lender's title insurance policy, none of which,


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individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage. A UCC financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in the personal property, granted under such Mortgage for which perfection is accomplished by the filing of a UCC financing statement; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable first lien and first priority security interest on the property described therein, provided that enforceability may be limited by bankruptcy or other laws affecting creditor's rights or by the application of the rules of equity.

            (xviii) The related Mortgage Note and Mortgage do not require the Mortgagee thereof to release any portion of the related Mortgaged Property from the lien of the Mortgage that would have a material and adverse affect on the related Mortgage Loan except upon payment in full of the Mortgage Loan.

            (xix) As of the Cut-off Date, there are no delinquent taxes, assessments or other governmental charges which would be a lien against the related Mortgaged Property affecting the related Mortgaged Property or an escrow of funds in an amount sufficient to cover such payments has been established.

            (xx) Except as set forth in Exhibit D attached hereto, all escrows, reserves, deposits and other payments relating to the Mortgage Loan are under the control of the Seller or servicer of such Mortgage Loan and all amounts required as of the date hereof under the Mortgage Loan Documents to be deposited by the related Mortgagor have been deposited and to the best of Seller's knowledge, to the extent such amounts have been applied, they have been applied as intended. All such escrows, reserves, deposits and other payments have been conveyed by the Seller to the Trustee.

            (xxi) (A) Except for certain delinquent payments, none of which were thirty (30) or more days past the date when first due, since the later of one year prior to the Closing Date or, if applicable, the date of acquisition by the Mortgage Loan Seller of such Mortgage Loan, through the Cut-Off Date, there was no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the best knowledge of Seller, after due inquiry, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; and (B) the Seller has not waived any material


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

default, breach, violation or event of acceleration of any of the foregoing, and, pursuant to the terms of the related Mortgage or the related Mortgage Note, no person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

            (xxii) Except as set forth in Exhibit E attached hereto, the related Mortgage provides that the Mortgagor is required to provide to the Mortgagee at least annually an operating statement, rent roll (if applicable and if requested by the Mortgagee) and balance sheet, and if requested in accordance with the terms of the Mortgage Loan, rent rolls, with respect to the Mortgaged Property certified by a duly authorized officer of the Mortgagor as true and correct as of the date thereof.

            (xxiii) There is no proceeding known to the Seller to be pending, after due inquiry, or threatened in writing for the total or partial condemnation of a material part of the related Mortgaged Property, and the Mortgaged Property is free and clear of any damage not covered by insurance that would materially and adversely affect its value as security for the Mortgage Loan; to the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            (xxiv) Based on the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, each improvement located on or forming part of the related Mortgaged Property complies with applicable laws and zoning ordinances, or constitutes a legal non-conforming use or structure or, if such an improvement does not so comply, such non-compliance does not materially and adversely affect the value or operation of the Mortgaged Property.

            (xxv) None of the improvements included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of the related Mortgaged Property, except for certain immaterial encroachments therefrom, and no improvements on adjoining properties materially encroach upon the related Mortgaged Property.

            (xxvi) The related Mortgaged Property is covered by an ALTA lender's title insurance policy or its


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

equivalent, insuring for the benefit of the original holder of the related Note, its successors and assigns, that the related Mortgage is a valid first mortgage lien on such Mortgaged Property in the original principal amount of the related Note, subject only to the exceptions stated therein, which do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, or (2) the use of such Mortgaged Property for the use currently being made thereof, or (3) the value of the Mortgaged Property, and such policy is freely assignable to the trustee without the consent of or any notification to the insurer; and such title insurance policy is in full force and effect, no claims have been made thereunder and to the best knowledge of the Seller, no holder of the related Mortgage has done anything that would materially impair the coverage under such policy.

            (xxvii) The related Mortgaged Property is insured by a fire and extended perils insurance policy that provides coverage in an amount not less than the lesser of (a) the outstanding principal balance of the Mortgage Loan and (b) the full replacement cost and, in any event, such insurance policy is in an amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; each related Mortgage obligates the related Mortgagor to maintain or cause to be maintained all such insurance and at such Mortgagor's failure to do so, does not prohibit the Mortgagee from maintaining such insurance, and such insurance requires, or the related Mortgage requires the Mortgagor to cause the related insurer to provide, prior notice to the Mortgagee at termination or cancellation, and no such notice has been received; any insurance proceeds in respect of a casualty loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage. Except as set forth on Exhibit F attached hereto, the Mortgagee is named as a beneficiary under such insurance policy.

            (xxviii) Except as set forth on Exhibit G attached hereto, the related Mortgaged Property is insured by business interruption or rent insurance, in an amount at least equal to 12 months (or, in the case of the Mortgage Loans listed in Exhibit H attached hereto, 6 months) of operations of such Mortgaged Property and comprehensive general liability insurance in an amount not less than $1 million per occurrence.


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

            (xxix) Except as set forth on Exhibit I attached hereto, no improvements on a related Mortgaged Property are located in a "flood hazard area" as defined by the Federal Insurance Administration or, if so located, are covered by flood hazard insurance.

            (xxx) The Mortgage Loan represents a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. The Seller represents and warrants that, either as of the date of origination or the Closing Date, the fair market value of the property securing the Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan.

            (xxxi) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation Section 1.860G-1(b)(2).

            (xxxii) A Phase I Environmental Site Assessment was performed with respect to the related Mortgaged Property. Such Phase I Environmental Site Assessment was performed within eight (8) months prior to their respective dates of origination. A report of such Phase I Environmental Site Assessment has been delivered to the Purchaser, and the Seller (or its affiliate that originated the Mortgage Loan), having made no independent inquiry other than reviewing such report, has no knowledge of any material and adverse environmental condition or circumstance affecting the related Mortgaged Property that was not disclosed in such report. To the extent any such condition or circumstance was disclosed, there has been escrowed an amount of money considered sufficient by the Seller, based upon the related environmental reports, to cure and remedy such condition or circumstance as recommended in the Phase I or, where applicable, Phase II Environmental Site Assessment or such condition has been cured and remedied. The Seller has received no notice of any other such condition or circumstance.

            (xxxiii) The Mortgage Loan contains a representation made by the Mortgagor in substance that it has not and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner that violates federal, state or local laws, ordinances, regulations or orders. The Mortgage Loan requires that the Mortgagor will defend and hold the holder of the Mortgage and its successors and/or assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorney's fees and costs) paid, incurred, or suffered by, or asserted against, any such party resulting from a breach of any representation, warranty or covenant relating to environmental matters given by the Mortgagor under the related Mortgage except for those resulting from gross negligence or willful misconduct by the holder of the Mortgage or those which are initially placed on, in or under the Mortgaged Property after foreclosure or other taking of title to the Mortgaged Property by the holder of the Mortgage. Subject to the last sentence of this clause (xxxiii), to the best of the Seller's knowledge, having made no independent inquiry other than reviewing Phase I and Phase II (where applicable) Environmental Site Assessments, (i) the Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to environmental regulation, contamination or clean-up, and (ii) no notice of violation of such laws has been issued by any governmental agency or authority, except as disclosed in environmental or engineering assessments, including Phase I Environmental Site Assessments or additional assessments (including Phase II Environmental Site Assessments). To the extent any material violation was disclosed, there has been escrowed an amount of money considered sufficient by the Seller, based upon the related environmental reports, to cure and remedy such condition or circumstance as recommended in the Phase I or Phase II Environmental Site Assessment or such condition has been cured and remedied.

            (xxxiv) To the best knowledge of the Seller, after due inquiry at origination, the Mortgagor is not a debtor in any state or federal bankruptcy, insolvency, reorganization or similar proceeding.

            (xxxv) No advance of funds has been made directly or indirectly, by the Seller to the Mortgagor other than pursuant to the Note and to Seller's (or its affiliate's that originated the Mortgage Loan) knowledge, no funds have been received from any person other than such Mortgagor for or on account of payments due on the Note.

            (xxxvi) The related Mortgage prohibits, without the prior written consent of the holder of such Mortgage, any sale or transfer of, or pledge or lien on, the related Mortgaged Property, whether such lien may be equal or subordinate to the lien of the related Mortgages, other than (1) certain subordinate liens governed by standstill agreements which each provide that the subordinate lender may not accelerate or otherwise take any remedial action for so long as the Mortgage Loan is outstanding (the Mortgaged Properties encumbered by such subordinate liens and the principal amounts of and interest rates on the related debt are set forth on Exhibit J-1 attached hereto) and (2) certain subordinate liens that may be incurred in the future on the Mortgaged Properties set forth on Exhibit J-2 attached hereto, provided that the future subordinate debt secured by such liens (a) when combined with the applicable Mortgage Loan does not exceed an 80% loan-to-value and has at least a 1.20 debt service coverage and (b) is subject to a standstill agreement with provisions similar to those represented above for existing subordinate liens.

            (xxxvii) If the related Mortgaged Property is a retail, office, industrial or multifamily property, to the best of Seller's (or its affiliate's that originated the Mortgage Loan) knowledge, (i) the information contained in the related schedule of leases or most recent rent roll, as the case may be, is true and correct in all material respects, (ii) all leases set forth therein are in full force and effect, and (iii) except as set forth in Exhibit K attached hereto, based on Mortgagor's representations, tenant estoppel certificates or other documents obtained by the Seller (or its affiliate that originated the Mortgage Loan) from the related Mortgagor and/or tenants in connection with the origination of the related Mortgage Loan, no material default by the Mortgagor or the lessees has occurred under such leases, nor, to the best of the Seller's knowledge, is there any existing condition which, but for the passage of time or the giving of notice, or both, would result in a material default under the terms of such lease.

            (xxxviii) Except with respect to the Mortgage Loans identified in Exhibit L attached hereto, if the principal balance of the related Mortgage Loan is greater than $10 million, the related Mortgagor is a person, other than an individual, which is formed or organized solely for the purpose of owning and operating the Mortgaged Property (or has covenanted to restrict its operations to owning or operating the Mortgaged Property), does not engage in any business unrelated to such property and its financing, does not have any assets other than those related to its interest in the property or its financing, or any indebtedness other than as permitted by the related Mortgage and the other Mortgage Loan documents, has its own books and records and accounts separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person.

            (xxxix) With respect to any Mortgage Loan that is secured in whole or in part by the interest of a Mortgagor as a lessee under a Ground Lease (for these purposes, the term "Ground Lease" includes any related ground lessor estoppels and any other writings from ground lessor) but not by the related fee interest:

      (A) Such Ground Lease or a memorandum thereof has been duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

      (B) The Mortgagor's interest in such Ground Lease is to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor;

      (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns.

      (D) Unless otherwise set forth in the Ground Lease, the Ground Lease does not permit any increase in the amount of rent payable by the Ground Lessee thereunder during the term of the Mortgage Loan.

      (E) To the best of the Seller's knowledge, at the Closing Date, such Ground Lease is in full force and effect and no default or condition which with passage of time would become a default, has occurred under such Ground Lease;

      (F) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the Mortgagee; and such Ground Lease, or an estoppel or consent letter received by the Mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease or estoppel or consent letter;

      (G) The ground lessee's interest in the Ground Lease (I) is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the use of such Mortgaged Property for the use currently being made thereof, or (3) the value of the Mortgaged Property and (II) will not be interfered with in the event of any foreclosure or other action taken by any mortgagee of the ground lessor's fee interest.

      (H) A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease; and

      (I) Such Ground Lease has an original term (including any extension options set forth therein) that extends not less than 10 years beyond the final maturity date of the related Mortgage Loan.

      (J) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lessee's mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

      (K) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender.

      (L) Upon request, the Ground Lessor is required to enter into a new lease upon termination of the Ground Lease for any reason, on substantially similar terms and conditions as the old lease including the rejection of the lease in bankruptcy.

      (M) To the best of Seller's (or its affiliate's which originated the Mortgage Loan) knowledge, the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, cancelled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

         (xl) As of the Cut-off Date, the aggregate principal amount of any Mortgage Loan or group of Mortgage Loans made to one borrower or group of affiliated borrowers does not exceed $54,071,697. Based on information obtained from the related Mortgagor at the time of origination, a list of borrowers or groups of affiliated borrowers with multiple Mortgage Loans is attached hereto as Exhibit M.

         (xli) With respect to any Mortgage Loan that is secured in whole or in part by a Mortgaged Property which is operated as a residential health care facility (a "Facility"), if any:

      (A) All governmental licenses, permits, regulatory agreements or other approvals or agreements necessary or desirable for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, and are in full force and effect, including, without limitation, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses").

      (B) The Licenses (a) may not be, and have not been, transferred to any location other than the Facility; (b) have not been pledged as collateral security for any other loan or indebtedness; and (c) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

      (C) As of the Cut-off Date and to Seller's knowledge, without inquiry, as of the Cut-off Date, the Facility has not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

         (xlii) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

            (c) If the Seller receives notice of a Document Defect or a Breach (the "Defect/Breach Notice"), which materially and adversely affects the interests of the Certificateholders, then the Seller shall within 90 days after its receipt of the Defect/Breach Notice (i) cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected MLMC Mortgage Loan (or the related Mortgaged Property) from the Trustee at a price equal to the Purchase Price; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure; and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in
Section 3(b)(xxvi) in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date. The Seller's obligation to cure a Document Defect or Breach or to repurchase any affected MLMC Mortgage Loan as described above shall constitute the sole and exclusive remedy for a Document Defect or Breach.

      SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the MLMC Mortgage Loans from the Seller and to transfer the MLMC Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the MLMC Mortgage Loans by the Purchaser, the transfer of the MLMC Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the MLMC Mortgage Loans by the Seller to the Purchaser as a sale of the MLMC Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to (A) 100% of the MLMC Balance, plus (B) interest accrued on each MLMC Mortgage Loan at the related Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date.

      SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 at 10:00 A.M., New York time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in Sections 3(a), 3(b) and 3(c) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to
Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the MLMC Mortgage Loans on the Closing Date.

      SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A Certificate of the Seller, executed by a duly authorized officer or other authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that:
(1) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

            (c) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) [Reserved].

            (e) The resolutions of the board of directors of the Seller and any requisite shareholder consent authorizing the Seller's entering into the transactions contemplated by this Agreement (or other evidence of such authorization acceptable to the Purchaser), the certificate of incorporation and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Secretary of

State of the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller in form and substance acceptable to the Purchaser and its counsel, with any modifications required by the rating agencies identified in the Prospectus Supplement (the "Rating Agencies"), dated the Closing Date and addressed to the Purchaser, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

      SECTION 7. Indemnification.

            (a) The Seller agrees to indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or the Underwriters within the meaning of either
Section 15 of the Securities Act of 1933 (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934 (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact relating to the MLMC Mortgage Loans or the Seller contained in the Sections entitled "SUMMARY-Mortgage Loan Sellers", "SUMMARY-The Mortgage Pool" and "DESCRIPTION OF THE MORTGAGE POOL" in the Prospectus Supplement, and in the Private Placement Memorandum insofar as the Private Placement Memorandum incorporates such sections of the Prospectus Supplement, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon any information furnished to the Purchaser by the Seller or approved by the Seller, or upon any document delivered to the Purchaser by the Seller, or upon any of the representations, warranties, covenants or agreements of the Seller as set forth in this Agreement (collectively, the "Seller's Information"), it being acknowledged that the statements set forth in the Prospectus Supplement under the caption "SUMMARY-Mortgage Loan Sellers", SUMMARY-The Mortgage Pool" and "DESCRIPTION OF THE MORTGAGE POOL" and statements in the Private Placement Memorandum insofar as the Private Placement Memorandum incorporates such sections of the Prospectus Supplement, in each case solely to the extent relating to or based (in whole or in part) on information relating to the MLMC Mortgage Loans or the Seller, are to be the only statements made in reliance upon information furnished or approved by the Seller, or upon documents delivered to the Purchaser by the Seller, or upon any of the representations, warranties, covenants or agreements of the Seller as set forth in this Agreement.

            (b) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

            (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

            (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (e) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in
full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

            (f) The Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

      SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the MLMC Balance represents of the Initial Pool Balance): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and
(vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser with respect to numerical information in respect of the MLMC Mortgage Loans and the Seller included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

      SECTION 9. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

      SECTION 10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the MLMC Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

      SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

      SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

      SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

      SECTION 14. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

      SECTION 15. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7.

      SECTION 16. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        MERRILL LYNCH MORTGAGE CAPITAL INC.


                                        By: /s/ Robert J. Fitzpatrick
                                            ------------------------------------
                                            Name: Robert J. Fitzpatrick
                                            Title: Vice President

                                            Address for Notices:
                                            100 Church Street, 18th Floor
                                            New York, New York 10080-6518
                                            Attention:
                                            Telecopier No.: (212) 602-7552
                                            Telephone No.: (212) 602-7501

                                        PURCHASER

                                        MERRILL LYNCH MORTGAGE

                                        INVESTORS, INC.


                                        By: /s/ Bruce L. Ackerman
                                            ------------------------------------
                                            Name: Bruce L. Ackerman
                                            Title: Vice President
                                            Address for Notices:
                                            World Financial Center
                                            New York, New York 10281
                                            Attention:
                                            Telecopier No.: (212) 449-7684
                                            Telephone No.: (212) 449-5849

                                                             EXHIBIT A
                                                              MLMI-C1
                                                           MERRILL LYNCH
                                                       MORTGAGE LOAN SCHEDULE

 Control
 Number  Property_Name                                      Address                                 City                      State
 ------  -------------                                      -------                                 ----                      -----
    1    INT - The Crescent City Apartments                 8501 Broadway Street                    Houston                    TX
    2    INT - The Park Apartments                          4040 Schannen Boulevard                 Corpus Christi             TX
    3    PP-Days Inn-Cody                                   524 Yellowstone                         Cody                       WY
    4    Days Inn-Norfolk                                   1001 Omaha                              Norfolk                    NE
    5    Towne Center Apartments                            65 East Olive                           Gilbert                    AZ
    6    Ramada Limited - Austin                            9102 Burnett Road                       Austin                     TX
    7    Sunrise Commons Apartments                         8123 Sunrise Boulevard                  Citrus Heights             CA
    8    IRM-Meadow Lakes Apartments                        1401 Lakewood Ave                       Modesto                    CA
    9    Diablo View Apartments                             4265 Clayton Road                       Concord                    CA
   10    IRM-Glenbrook Apartments                           8725 La Riviera Drive                   Sacramento                 CA
   11    Casa Del Sol Apartments                            14250 Borego Road                       Victorville                CA
   12    Rush Creek Apartments                              2625 Community Drive                    Dallas                     TX
   13    Northaven Apartments                               11457 Dennis Road                       Dallas                     TX
   14    Salvio Pacheco Square                              2151 Salvio                             Concord                    CA
   15    Roosevelt Center                                   2800-2820 Roosevelt Street              Carlsbad                   CA
   16    Eastgate Square Shopping Center                    164 U.S. Highway 17                     East Palatka               FL
   17    Lochwood Apartments                                11117 Lochwood Boulevard                Dallas                     TX
   18    Southpoint Apartments                              4002 E. Southern Ave.                   Phoenix                    AZ
   19    MacArthur Crossing                                 7750 North MacArthur Blvd.              Irving                     TX
   20    Carondelet Building                                7710-7730 Carondelet Avenue             Clayton                    MO
   21    Guild Building                                     7912 Bonhomme Ave.                      St. Louis                  MO
   22    Lease-All Orangethorpe                             920-980 E. Orangethorpe Ave.            Anaheim                    CA
   23    Lease-All Anaheim                                  1550-1600 South Anaheim Blvd.           Anaheim                    CA
   24    Westlake Business Center                           31200 - 31220 La Baya Drive             Westlake Village           CA
   25    Oregon Building                                    494 State Street                        Salem                      OR
   26     Riverview Apartments                              2111 West 17th Street                   Santa Ana                  CA
   27    Walnut Woods Apartments                            275 E. Minnesota Avenue                 Turlock                    CA
   28    Creekside Gardens Apartments                       300 Bel Air Drive                       Vacaville                  CA
   29    Willowbrook Business Park                          11515 - 11555 SW Durham Road            Tigard                     OR
   30    Callens Corner Phase II                            18637-18729 Brookhurst Street           Fountain Valley            CA
   31    Driftwood Apartments                               800 West Grant Line Road                Tracy                      CA
   32    Lincoln Village Apartments                         2211 W. Campbell Avenue                 Phoenix                    AZ
   33    Country Glen Apartments                            7575 Power Inn Road                     Sacramento                 CA
   34    Mountain Park Apartments                           1350-1421 Custer Avenue                 Atlanta                    GA
   35    Foxworth Apartments                                4789 Manzanita Avenue                   Carmichael                 CA
   36    New Peachtree Apartments                           3354 Burk Drive                         Chamblee                   GA
   37    Ashdale Garden Apartments                          2450 Ashdale Drive                      Austin                     TX
   38    Western Apartments                                 411 North Avenue                        Trinidad                   CO
   39    The Highlands Apartments                           11201 Lake Highlands Drive              Dallas                     TX
   40    10 Corporate Park                                  10 Corporate Park                       Irvine                     CA
   41    SCO Training Facility                              400 Encinal Street                      Santa Cruz                 CA
   42    McCallum Meadows Apts.                             7760 McCallum Blvd.                     Dallas                     TX
   43    Shilo Inn-Bend                                     3105 O.B. Riley Road                    Bend                       OR
   44    Shilo Inn-Coeur d'Alene                            702 W. Appleway                         Coeur d'Alene              ID
   45    Shilo Inn-Nampa                                    1401 Shilo Drive                        Nampa                      ID
   46    Plaza Las Palmas                                   West Valley Parkway                     Escondido                  CA
   47    Shilo Inn-Tillamook                                2515 N. Main                            Tillamook                  OR
   48    Shilo Inn-Salt Lake City                           206 South West Temple                   Salt Lake City             UT
   49    Shilo Inn-Elko                                     2401 Mountain City Highway              Elko                       NV
   50    Crosspointe Plaza                                  799 New Haven Road                      Naugatuck                  CT
   51    Back Bay Court                                     3601 Jamboree Road                      Newport Beach              CA
   52    Park Central                                       7901-7963 Central Ave.                  Capitol Heights            MD
   53    Lindberg Station                                   711 Morosgo Drive, N.E.                 Atlanta                    GA
   54    Westway Business Plaza                             8000 Harwin Drive                       Houston                    TX
   55    Hastings Ranch Plaza                               3801-3883 E. Foothill Bl.               Pasadena                   CA
   56    Pirani Best Western - Airport Executel             20717 Pacific Highway South             Seattle                    WA
   57    Best Western - Federal Way Executel                31611 20th Avenue South                 Federal Way                WA
   58    Blue Mountain View Apartments                      150 South Wilbur                        Walla Walla                WA
   59    Ramada Inn                                         5526 North Interstate 35 North          Austin                     TX
   60    Waterford Marketplace                              503-555 Capital Expressway              San Jose                   CA
   61    Union Square Shopping Center                       Union  Deposit Road                     Harrisburg                 PA
   62    Club Secane Apartments                             100 Oak Lane                            Darby Township             PA
   63    Bryton Hill Manor Apartments                       519 South Richey                        Pasadena                   TX
   64    Greeley Super 8 Motel                              2423 West 29th Street                   Greeley                    CO
   65    Meridian Executive Center                          815 NW 57th Avenue                      Miami                      FL
   66    North View Business Center                         4665 North Avenue                       Oceanside                  CA
   67    Palisades Business Park                            Summit Avenue                           Plano                      TX
   68    Maple Leaf Building                                23 East Street                          Cambridge                  MA
   69    Centlivre Village Apartments                       2903 Westbrook Drive                    Ft. Wayne                  IN
   70    Pinewood Place Mobile Home Park                    8539 Monterey Pine Place                Tomball                    TX
   71    Southbrooke Manor                                  1105 West Main Street                   Edna (Victoria)            TX
   72    Hampton Inn-Anderson                               120 Interstate Boulevard                Anderson                   SC
   73    Creekview Apartments                               151 Little Creek Road                   Cedar Hill                 TX
   74    The Marketplace in University City                 3202-3368 Governor Drive                San Diego                  CA
   75    Greenview Apartments                               7141 North 16th Street                  Phoenix                    AZ
   76    Whitemarsh Shopping Center                         Ridge Pike & Butler Pike                Montgomery County          PA
   77    Hampton Inn - Houston                              20035 N.W. Freeway                      Houston                    TX
   78    Holiday Inn Express                                1610 W. Nugent Avenue                   Temple                     TX
   79    Telstar Apartments                                 510 Westmount                           Dallas                     TX
   80    Mill Run Apartments                                2732 W. Colorado                        Dallas                     TX


                                                                                       Remaining
 Control                  Original         Cut-off Date         Monthly        Gross  -----------   Maturity   Ground
 Number     Zip Code      Balance            Balance            Payment        Rate   Term  Amort    Date      Lease
 ------     --------    -----------      --------------       -----------      -----  ----- -----   ------     -----
    1         77061     $ 4,700,000      $ 4,684,339.29       $ 34,815.14      8.100   55    355    1/1/02      No
    2         78413     $ 4,080,000      $ 4,058,608.87       $ 31,760.86      8.100   55    295    1/1/02      No
    3         82414     $ 1,600,000      $ 1,593,543.56       $ 15,334.49      9.900   237   237    3/1/17      No
    4         68701     $ 1,610,000      $ 1,603,503.21       $ 15,430.33      9.900   237   237    3/1/17      No
    5         85234     $ 4,150,000      $ 4,142,388.64       $ 31,880.50      8.490   117   357    3/1/07      No
    6         78758     $ 1,400,000      $ 1,389,663.91       $ 12,803.99      9.230   235   235    1/1/17      No
    7         95610     $ 5,624,000      $ 5,610,169.98       $ 43,164.00      8.480   80    356    2/1/04      No
    8         95354     $ 5,516,000      $ 5,502,435.57       $ 42,335.11      8.480   80    356    2/1/04      No
    9         94521     $ 3,098,000      $ 3,090,381.68       $ 23,777.04      8.480   80    356    2/1/04      No
   10         95826     $ 6,280,000      $ 6,264,556.80       $ 48,198.78      8.480   80    356    2/1/04      No
   11         92392     $ 1,200,000      $ 1,195,781.32       $  9,440.40      8.750   114   354    12/1/06     No
   12         75220     $ 4,200,000      $ 4,187,764.97       $ 33,904.49      8.530   117   297    3/1/07      No
   13         75229     $ 5,000,000      $ 4,984,185.50       $ 39,869.56      8.630   116   320    2/1/07      No
   14         94520     $ 7,800,000      $ 7,770,811.96       $ 62,238.67      8.690   79    325    1/1/04      No
   15         92008     $ 3,150,000      $ 3,136,042.12       $ 26,715.67      9.130   115   295    1/1/07      No
   16         32131     $ 1,376,000      $ 1,371,084.16       $ 11,603.93      9.060   116   296    2/1/07      No
   17         75218     $ 2,180,000      $ 2,173,659.83       $ 17,612.75      8.540   81    297    3/1/04      No
   18         85040     $ 2,800,000      $ 2,793,657.66       $ 22,288.09      8.880   116   356    2/1/07      No
   19         75063     $ 9,850,000      $ 9,803,536.17       $ 80,981.15      8.750   115   295    1/1/07      No
   20         63105     $ 3,550,000      $ 3,533,634.63       $ 29,524.52      8.890   79    295    1/1/04      No
   21         63105     $   850,000      $   846,081.53       $  7,069.25      8.890   79    295    1/1/04      No
   22         92801     $ 2,850,000      $ 2,835,715.10       $ 23,299.14      8.970   113   323    11/1/06     No
   23         92805     $ 5,509,000      $ 5,482,701.83       $ 44,853.24      8.970   113   329    11/1/06     No
   24         91361     $ 1,600,000      $ 1,592,315.47       $ 13,034.93      8.640   115   295    1/1/07      No
   25         97301     $ 1,000,000      $   998,025.35       $  8,436.45      9.340   117   327    3/1/07      No
   26         92706     $ 9,635,000      $ 9,616,136.91       $ 71,843.37      8.170   57    357    3/1/02      No
   27         95832     $ 3,580,000      $ 3,573,298.36       $ 27,248.50      8.390   81    357    3/1/04      No
   28         95687     $ 7,600,000      $ 7,585,773.05       $ 57,845.98      8.390   81    357    3/1/04      No
   29         97223     $ 1,930,000      $ 1,926,718.19       $ 16,608.15      9.310   118   298    4/1/07      No
   30         92708     $ 4,087,500      $ 4,081,391.57       $ 32,473.26      8.640   118   328    4/1/07      Yes
   31         95376     $ 3,650,000      $ 3,645,376.46       $ 27,549.64      8.300   82    358    4/1/04      No
   32         85015     $ 2,200,000      $ 2,195,915.21       $ 16,807.08      8.430   117   357    3/1/07      No
   33         95828     $ 2,700,000      $ 2,696,607.69       $ 20,455.28      8.340   82    358    4/1/04      No
   34         30316     $ 2,250,000      $ 2,245,896.91       $ 18,712.72      8.890   118   298    4/1/07      No
   35         95608     $ 2,130,000      $ 2,127,285.30       $ 16,031.94      8.270   82    358    4/1/04      No
   36         30341     $ 1,850,000      $ 1,846,512.95       $ 15,134.32      8.690   118   298    4/1/07      No
   37         78757     $ 1,400,000      $ 1,396,585.29       $ 10,784.64      8.520   116   356    2/1/07      No
   38         81082     $ 1,200,000      $ 1,195,368.11       $  9,735.61      8.590   116   296    2/1/07      No
   39         75218     $ 4,200,000      $ 4,192,468.81       $ 32,592.49      8.600   117   357    3/1/07      No
   40         92714     $ 2,390,000      $ 2,386,259.71       $ 18,573.71      8.390   58    328    4/1/02      No
   41         95060     $ 4,600,000      $ 4,592,164.98       $ 39,552.39      9.300   142   298    4/1/09      No
   42         75252     $ 6,500,000      $ 6,488,272.56       $ 50,302.19      8.570   117   357    3/1/07      No
   43         97701     $ 6,650,000      $ 6,580,645.53       $ 60,775.90      9.220   233   233    11/1/16     No
   44         83814     $ 5,740,000      $ 5,680,136.14       $ 52,459.20      9.220   233   233    11/1/16     No
   45         83687     $ 4,480,000      $ 4,433,276.99       $ 40,943.77      9.220   233   233    11/1/16     No
   46         92029     $10,750,000      $10,733,361.32       $ 83,988.07      8.450   142   328    4/1/09      No
   47      97141-9246   $ 5,040,000      $ 4,987,436.61       $ 46,061.74      9.220   233   233    11/1/16     No
   48         84101     $11,200,000      $11,083,192.48       $102,359.42      9.220   233   233    11/1/16     No
   49         89801     $ 3,440,000      $ 3,404,123.40       $ 31,438.96      9.220   233   233    11/1/16     No
   50         06770     $ 6,586,000      $ 6,573,483.41       $ 53,655.05      8.640   82    298    4/1/04      No
   51         92660     $ 6,500,000      $ 6,490,778.60       $ 52,910.29      8.920   118   328    4/1/07      No
   52         20743     $ 2,030,000      $ 2,018,082.81       $ 17,750.16      9.510   113   293    11/1/06     No
   53         30324     $ 1,100,000      $ 1,093,308.80       $  8,731.84      8.330   114   294    12/1/06     No
   54         77036     $ 2,600,000      $ 2,579,176.46       $ 26,324.55      8.970   177   177    3/1/12      No
   55         91107     $ 8,200,000      $ 8,170,699.56       $ 66,863.42      8.940   235   325    1/1/17      Yes
   56         98198     $ 4,075,000      $ 4,039,703.22       $ 37,824.83      9.440   234   234    12/1/16     No
   57         98003     $ 4,825,000      $ 4,783,206.88       $ 44,786.45      9.440   234   234    12/1/16     No
   58         99362     $ 1,975,000      $ 1,966,969.08       $ 15,622.04      8.810   113   353    11/1/06     No
   59         78751     $ 3,300,000      $ 3,276,333.88       $ 30,674.18      9.460   235   235    1/1/17      No
   60         95136     $ 4,400,000      $ 4,380,206.45       $ 35,139.64      8.700   114   324    12/1/06     No
   61         17109     $15,000,000      $14,926,238.37       $117,953.45      8.470   78    318    12/1/03     No
   62         19036     $ 1,400,000      $ 1,391,566.25       $ 11,169.59      8.390   114   294    12/1/06     No
   63         77506     $ 5,500,000      $ 5,472,216.85       $ 43,659.18      8.330   55    295    1/1/02      No
   64         80631     $ 1,540,000      $ 1,529,382.21       $ 14,627.43      9.770   235   235    1/1/17      No
   65         33026     $ 4,833,000      $ 4,806,120.49       $ 40,161.95      8.880   54    294    12/1/01     No
   66         92056     $ 3,400,000      $ 3,389,511.74       $ 26,094.88      8.480   79    355    1/1/04      No
   67         75074     $ 3,100,000      $ 3,084,841.48       $ 25,024.74      8.530   115   295    1/1/07      No
   68         02141     $ 4,400,000      $ 4,384,487.71       $ 37,347.38      9.140   176   296    2/1/12      No
   69         46805     $ 5,400,000      $ 5,384,061.91       $ 43,300.46      8.450   117   297    3/1/07      No
   70         77375     $ 2,000,000      $ 1,988,821.84       $ 16,578.97      8.850   114   294    12/1/06     No
   71         77957     $ 3,500,000      $ 3,488,182.96       $ 30,336.44      9.400   116   296    2/1/07      No
   72         29621     $ 2,542,000      $ 2,528,142.84       $ 24,245.23      9.830   236   236    2/1/17      No
   73         75104     $ 1,650,000      $ 1,648,137.35       $ 13,110.40      8.860   178   358    4/1/12      No
   74         92122     $ 7,200,000      $ 7,187,021.65       $ 60,225.04      8.960   118   298    4/1/07      No
   75         85020     $ 1,850,000      $ 1,846,460.88       $ 15,021.58      8.600   118   298    4/1/07      No
   76         19428     $ 7,250,000      $ 7,245,767.97       $ 56,673.70      8.680   119   359    5/1/07      No
   77         77065     $ 2,400,000      $ 2,397,343.24       $ 21,916.76      9.630   263   263    5/1/19      No
   78         76504     $ 2,100,000      $ 2,097,162.02       $ 19,987.98      9.800   239   239    5/1/17      No
   79         75211     $   988,000      $   987,127.50       $  8,331.89      9.060   179   299    5/1/12      No
   80         75211     $ 1,230,000      $ 1,228,913.80       $ 10,372.70      9.060   179   299    5/1/12      No



 Control      Underwriting          Net     Subservicing    (1)Servicing
 Number         Reserves            Rate        Fees            Fees             Subservicer
 ------    ------------------      -----    ------------       -----            -------------
     1     225   per unit          8.035       0.060           0.065       L.J. Melody & Co.
     2     265   per unit          8.035       0.060           0.065       L.J. Melody & Co.
     3      4%   of gross rev.     9.895       0.000           0.005       GE Capital Asset Management
     4      4%   of gross rev.     9.895       0.000           0.005       GE Capital Asset Management
     5     270   per unit          8.485       0.000           0.005       GE Capital Asset Management
     6      4%   of gross rev.     9.225       0.000           0.005       GE Capital Asset Management
     7     321   per unit          8.415       0.060           0.065       L.J. Melody & Co.
     8     250   per unit          8.415       0.060           0.065       L.J. Melody & Co.
     9     250   per unit          8.415       0.060           0.065       L.J. Melody & Co.
    10     290   per unit          8.415       0.060           0.065       L.J. Melody & Co.
    11     200   per unit          8.685       0.060           0.065       L.J. Melody & Co.
    12     250   per unit          8.525       0.000           0.005       GE Capital Asset Management
    13     286   per unit          8.625       0.000           0.005       GE Capital Asset Management
    14     0.15  per sq. ft.       8.625       0.060           0.065       L.J. Melody & Co.
    15     0.15  per sq. ft.       9.125       0.000           0.005       GE Capital Asset Management
    16     0.15  per sq. ft.       9.055       0.000           0.005       GE Capital Asset Management
    17     300   per unit          8.535       0.000           0.005       GE Capital Asset Management
    18     250   per unit          8.815       0.060           0.065       L.J. Melody & Co.
    19     0.15  per sq. ft.       8.745       0.000           0.005       GE Capital Asset Management
    20     0.15  per sq. ft.       8.885       0.000           0.005       GE Capital Asset Management
    21     0.15  per sq. ft.       8.885       0.000           0.005       GE Capital Asset Management
    22     0.18  per sq. ft.       8.905       0.060           0.065       L.J. Melody & Co.
    23     0.18  per sq. ft.       8.905       0.060           0.065       L.J. Melody & Co.
    24     0.19  per sq. ft.       8.635       0.000           0.005       GE Capital Asset Management
    25     0.24  per sq. ft.       9.275       0.060           0.065       Key Corp
    26     250   per unit          8.165       0.000           0.005       GE Capital Asset Management
    27     263   per unit          8.325       0.060           0.065       L.J. Melody & Co.
    28     301   per unit          8.325       0.060           0.065       L.J. Melody & Co.
    29     0.15  per sq. ft.       9.305       0.000           0.005       GE Capital Asset Management
    30     0.15  per sq. ft.       8.575       0.060           0.065       L.J. Melody & Co.
    31     250   per unit          8.235       0.060           0.065       L.J. Melody & Co.
    32     253   per unit          8.425       0.000           0.005       GE Capital Asset Management
    33     250   per unit          8.275       0.060           0.065       L.J. Melody & Co.
    34     250   per unit          8.885       0.000           0.005       GE Capital Asset Management
    35     250   per unit          8.205       0.060           0.065       L.J. Melody & Co.
    36     250   per unit          8.685       0.000           0.005       GE Capital Asset Management
    37     250   per unit          8.515       0.000           0.005       GE Capital Asset Management
    38     250   per unit          8.585       0.000           0.005       GE Capital Asset Management
    39     200   per unit          8.595       0.000           0.005       GE Capital Asset Management
    40     0.15  per sq. ft.       8.325       0.060           0.065       L.J. Melody & Co.
    41     0.15  per sq. ft.       9.295       0.000           0.005       GE Capital Asset Management
    42     250   per unit          8.565       0.000           0.005       GE Capital Asset Management
    43      4%   of gross rev.     9.155       0.060           0.065       Key Corp
    44      4%   of gross rev.     9.155       0.060           0.065       Key Corp
    45      4%   of gross rev.     9.155       0.060           0.065       Key Corp
    46     0.22  per sq. ft.       8.445       0.000           0.005       GE Capital Asset Management
    47      4%   of gross rev.     9.155       0.060           0.065       Key Corp
    48      4%   of gross rev.     9.155       0.060           0.065       Key Corp
    49      4%   of gross rev.     9.155       0.060           0.065       Key Corp
    50     0.15  per sq. ft.       8.635       0.000           0.005       GE Capital Asset Management
    51     0.15  per sq. ft.       8.915       0.000           0.005       GE Capital Asset Management
    52     0.15  per sq. ft.       9.505       0.000           0.005       GE Capital Asset Management
    53     250   per unit          8.325       0.000           0.005       GE Capital Asset Management
    54     0.15  per sq. ft.       8.905       0.060           0.065       L.J. Melody & Co.
    55     0.15  per sq. ft.       8.875       0.060           0.065       L.J. Melody & Co.
    56      4%   of gross rev.     9.375       0.060           0.065       L.J. Melody & Co.
    57      4%   of gross rev.     9.375       0.060           0.065       L.J. Melody & Co.
    58     250   per unit          8.805       0.000           0.005       GE Capital Asset Management
    59      4%   of gross rev.     9.455       0.000           0.005       GE Capital Asset Management
    60     0.15  per sq. ft.       8.635       0.060           0.065       L.J. Melody & Co.
    61     0.18  per sq. ft.       8.465       0.000           0.005       GE Capital Asset Management
    62     250   per unit          8.385       0.000           0.005       GE Capital Asset Management
    63     250   per unit          8.265       0.060           0.065       L.J. Melody & Co.
    64      4%   of gross rev.     9.765       0.000           0.005       GE Capital Asset Management
    65     0.15  per sq. ft.       8.815       0.060           0.065       L.J. Melody & Co.
    66     0.15  per sq. ft.       8.475       0.000           0.005       GE Capital Asset Management
    67     0.15  per sq. ft.       8.525       0.000           0.005       GE Capital Asset Management
    68     0.15  per sq. ft.       9.135       0.000           0.005       GE Capital Asset Management
    69     250   per unit          8.445       0.000           0.005       GE Capital Asset Management
    70      50   per pad           8.845       0.000           0.005       GE Capital Asset Management
    71     250   per bed           9.395       0.000           0.005       GE Capital Asset Management
    72      4%   of gross rev.     9.825       0.000           0.005       GE Capital Asset Management
    73     200   per unit          8.855       0.000           0.005       GE Capital Asset Management
    74     0.15  per sq. ft.       8.955       0.000           0.005       GE Capital Asset Management
    75     250   per unit          8.595       0.000           0.005       GE Capital Asset Management
    76     0.15  per sq. ft.       8.675       0.000           0.005       GE Capital Asset Management
    77      4%   of gross rev.     9.625       0.000           0.005       GE Capital Asset Management
    78      4%   of gross rev.     9.795       0.000           0.005       GE Capital Asset Management
    79     250   per unit          9.055       0.000           0.005       GE Capital Asset Management
    80     250   per unit          9.055       0.000           0.005       GE Capital Asset Management


                                                            MLMI 1997-C1
                                                       MORTGAGE LOAN SCHEDULE
                                                           MERRILL LYNCH

 Control
 Number  Property_Name                                      Address                                 City                      State
 ------  -------------                                      -------                                 ----                      -----
   81    Aldrich Plaza                                      Route #9                                Howell Township            NJ
   82    Ho Jo Inn - Wilmington                             3901 Market Street                      Wilmington                 NC
   83    Springwood Apartments                              410 Sulphur Springs Road                Greenville                 SC
   84    Woodley Downs Apartments                           3923 Wodley Road                        Montgomery                 AL
   85    Rowland Heights Shopping Ctr                       NWC of Nogales & Pomona Fwy             Rowland Heights            CA
   86    Goose Creek Plaza S. C.                            6900 Garth Road                         Baytown                    TX
   87    Oaks of Arlington Apartments                       2100 Ascension                          Arlington                  TX
   88    Quail Meadows Apartments                           10201 Telephone Road                    Houston                    TX
   89    Sherwood Court Apartments                          4503-4531 McPherson Ave.                St Louis                   MO
   90    Three Fountains Apartments                         2400 Buffalo Gap Rd                     Abilene                    TX
   91    Avenel Blockbuster                                 1392 Route 35 North                     Woodbridge                 NJ
   92    St. Augustine Beach Holiday Inn                    860 State Road A1A                      St. Augustine Beach        FL
   93    Barkwood Apartments                                5050 Yale                               Houston                    TX
   94    Wing Ong Plaza                                     Thomas Road                             Phoenix                    AZ
   95    Parkside Aparments                                 325 W. 5th Avenue                       Mesa                       AZ
   96    Ridgeway Village Apartments                        6033 W. Bethany Home Rd.                Glendale                   AZ
   97    The Trails Apartments  - Multifamily               3109 Chapel Creek Drive                 Dallas                     TX
   98    Crestridge Apartments                              6417 Ridgecrest Road                    Dallas                     TX
   99    Comfort Inn - Richardson                           220 W. Spring Valley Road               Richardson                 TX
   100   Cherrywood Square Apartments                       6077 S. Norcross Tucker Road            Norcross                   GA
   101   Elkins Park Square                                 8080 Old York Road                      Cheltenham Township        PA
   102   Fairfield Inn by Marriott                          150 Crossways Boulevard                 Chesapeake                 VA
   103   Wildwood Apartments                                3321 Peppertree Circle                  Decatur                    GA
   104   Thunderbird Business Park                          3001 West Indian School                 Phoenix                    AZ
   105   Long Beach Avenue                                  1250 Long Beach Avenue                  Los Angeles                CA
   106   Ball Park Inn - Arlington                          903 N. Collins                          Arlington                  TX
   107   Best Western Inn                                   13700 LBJ Freeway                       Garland                    TX
   108   Holiday Inn Express-Plano                          5021 West Plano Parkway                 Plano                      TX
   109   Quality Inn/Airport                                5575 West Amelia Earhart Drive          Salt Lake City             UT
   110   Cinnamon Tree Apartments                           111 South 1400 West                     Cedar City                 UT
   111   BDR - Francis Court III - Multifamily              1621 West Rialto Avenue                 Rialto                     CA
   112   BDR - Francis Court IV - Multifamily               1680 West Rialto Avenue                 Rialto                     CA
   113   BDR - Francis Court V - Multifamily                160 N. Linden Avenue                    Rialto                     CA
   114   Whispering Oaks Apartments                         10010 Greenfork Drive                   Houston                    TX
   115   BDR - Sierra  Point Apartments                     1439 North Lilac Avenue                 Rialto                     CA
   116   Falls of Maplewood Apts.                           9600 Glenfield Court                    Houston                    TX
   117   Huntington Apartments                              5700 Boca Raton Blvd.                   Fort Worth                 TX
   118   Greenfield Apartments                              2105 Cedar Bayou                        Baytown                    TX
   119   Moors Landing Apartments                           294 Merion Avenue                       Carney's Point             NJ
   120   Best Western - Park Suites                         640 Park Blvd East                      Plano                      TX
   121   Comfort Inn - Plano                                621 Central Parkway East                Plano                      TX
   122   Parkwood Apartments                                2450 Peach Tree Drive                   Fairfield                  CA
   123   Peachwood Apartments                               2215 Peach Tree Drive                   Fairfield                  CA
   124   Days Inn-Union City                                6840 Shannon Pkwy South                 Union City                 GA
   125   Riverview Manor Apartments                         715-903 Donaldson Street                Highland Park              NJ
   126   Kasco Industrial Portfolio                         Various                                 El Paso                    TX
   127   Best Western-Courtyard Inn                         1225 Janesville Ave                     Ft. Atkinson               WI
   128   Super 8 - Whitewater, WI                           917 E. Milwaukee Ave.                   Whitewater                 WI
   129   Pompano Plaza                                      1401 South Federal Highway              Pompano Beach              FL
   130   Lincoln Menlo Phase VIII                           1003-1005 Hamilton Court                Menlo Park                 CA
   131   AAAAA Rent-A-Space  -  Foster City                 1221 E. Hillsdale Blvd                  Foster City                CA
   132   AAAAA Rent-A-Space  -  Colma                       3601 Junipero Serra                     Colma                      CA
   133   Caruth Plaza Shopping                              9000 N. Central Expressway              Dallas                     TX


                                                                                       Remaining
 Control                  Original         Cut-off Date         Monthly        Gross  -----------   Maturity   Ground
 Number     Zip Code      Balance            Balance            Payment        Rate   Term  Amort    Date      Lease
 ------     --------    -----------      --------------       -----------      -----  ----- -----   ------     -----
   81         07731     $ 7,000,000      $ 6,996,348.17       $ 57,435.16      9.220   119   359    5/1/07      No
   82         28403     $ 1,223,000      $ 1,220,097.70       $ 13,277.42      10.180  179   179    5/1/12      No
   83         29617     $ 2,000,000      $ 1,998,865.89       $ 15,834.10      8.820   119   359    5/1/07      No
   84         36116     $ 1,450,000      $ 1,448,689.32       $ 12,089.01      8.920   179   299    5/1/12      No
   85         91748     $12,800,000      $12,792,920.42       $102,439.58      8.940   119   359    5/1/07      Yes
   86         77521     $ 2,070,000      $ 2,068,293.37       $ 18,042.37      9.470   119   299    5/1/07      No
   87         76006     $ 4,520,000      $ 4,517,284.23       $ 34,883.10      8.540   119   359    5/1/07      No
   88         77471     $ 3,200,000      $ 3,197,059.05       $ 26,460.95      8.820   119   299    5/1/07      No
   89         63108     $ 1,160,000      $ 1,159,372.95       $  9,375.39      9.050   119   359    5/1/07      No
   90         79605     $ 1,600,000      $ 1,598,608.12       $ 13,591.87      9.150   119   299    5/1/07      No
   91         07001     $ 1,480,000      $ 1,478,723.24       $ 12,623.43      9.200   83    299    5/1/04      No
   92         32084     $ 4,580,000      $ 4,536,489.76       $ 44,076.68      9.960   233   233    11/1/16     No
   93         77018     $ 2,475,000      $ 2,458,535.06       $ 20,348.05      8.750   77    293    11/1/03     No
   94         85006     $ 1,625,000      $ 1,618,160.63       $ 14,129.85      9.440   115   295    1/1/07      No
   95         85201     $ 1,750,000      $ 1,743,189.69       $ 14,138.68      8.540   116   296    2/1/07      No
   96         85301     $ 3,500,000      $ 3,491,410.70       $ 26,887.17      8.490   116   356    2/1/07      No
   97         75220     $ 3,600,000      $ 3,586,707.87       $ 27,706.40      8.510   174   354    12/1/11     No
   98         75231     $   800,000      $   799,530.11       $  6,236.55      8.650   59    359    5/1/02      No
   99         75081     $ 1,800,000      $ 1,800,000.00       $ 16,754.86      9.480   240   240    6/1/17      No
   100        30093     $ 1,950,000      $ 1,950,000.00       $ 15,992.07      8.720   120   300    6/1/07      No
   101        19027     $ 3,600,000      $ 3,600,000.00       $ 29,842.15      8.850   120   300    6/1/07      No
   102        23320     $ 3,600,000      $ 3,600,000.00       $ 33,041.23      9.280   240   240    6/1/17      No
   103        30034     $ 2,567,000      $ 2,564,755.70       $ 21,753.50      9.120   299   299    5/1/22      No
   104        85017     $ 3,845,000      $ 3,841,643.96       $ 32,610.08      9.130   83    299    5/1/04      No
   105        90021     $ 5,060,000      $ 5,060,000.00       $ 38,799.49      8.470   120   360    6/1/07      No
   106        76011     $ 2,250,000      $ 2,233,884.43       $ 20,928.89      9.470   235   235    1/1/17      No
   107        75041     $ 2,600,000      $ 2,581,377.56       $ 24,184.50      9.470   235   235    1/1/17      No
   108        75093     $ 2,780,000      $ 2,759,215.55       $ 25,245.28      9.130   235   235    1/1/17      No
   109        84116     $ 6,370,000      $ 6,316,541.50       $ 60,169.32      9.690   234   234    12/1/16     No
   110        84720     $ 1,470,000      $ 1,456,255.74       $ 13,065.68      8.830   234   234    12/1/16     No
   111        92376     $ 1,350,000      $ 1,344,881.93       $ 10,265.74      8.380   114   354    12/1/06     No
   112        92376     $   850,000      $   846,777.51       $  6,463.61      8.380   114   354    12/1/06     No
   113        92376     $ 1,500,000      $ 1,494,313.26       $ 11,406.38      8.380   114   354    12/1/06     No
   114        77036     $ 1,560,000      $ 1,552,446.14       $ 12,656.30      8.590   115   295    1/1/07      No
   115        92376     $ 2,020,000      $ 2,015,348.32       $ 15,963.54      8.800   116   356    2/1/07      No
   116        77096     $ 1,550,000      $ 1,544,172.07       $ 12,743.23      8.750   80    296    2/1/04      No
   117        76112     $ 2,510,000      $ 2,508,438.30       $ 19,068.96      8.370   59    359    5/1/02      No
   118        77520     $ 2,580,000      $ 2,578,440.24       $ 19,856.26      8.510   119   359    5/1/07      No
   119        08069     $ 3,000,000      $ 3,000,000.00       $ 24,399.89      8.620   120   300    6/1/07      No
   120        75074     $ 2,750,000      $ 2,750,000.00       $ 25,293.38      9.310   240   240    6/1/17      No
   121        75074     $ 1,750,000      $ 1,750,000.00       $ 16,095.78      9.310   240   240    6/1/17      No
   122        94533     $ 3,955,000      $ 3,955,000.00       $ 29,796.05      8.280   84    360    6/1/04      No
   123        94533     $ 2,250,000      $ 2,250,000.00       $ 16,950.98      8.280   84    360    6/1/04      No
   124        30294     $ 2,500,000      $ 2,500,000.00       $ 23,417.68      9.570   240   240    6/1/17      No
   125        08904     $ 2,600,000      $ 2,600,000.00       $ 21,216.98      8.660   120   300    6/1/07      No
   126        79906     $ 9,500,000      $ 9,500,000.00       $77,665.94       8.920   120   324    6/1/07      Yes
   127        53538     $ 1,750,000      $ 1,750,000.00       $ 15,781.15      9.460   264   264    6/1/19      No
   128        53190     $ 1,700,000      $ 1,700,000.00       $ 15,444.32      9.560   264   264    6/1/19      No
   129        33062     $ 3,250,000      $ 3,250,000.00       $ 26,852.28      8.810   120   300    6/1/07      No
   130        94025     $ 5,400,000      $ 5,400,000.00       $ 43,810.26      8.590   84    300    6/1/04      No
   131        94404     $ 5,690,000      $ 5,690,000.00       $ 49,990.49      9.570   300   300    6/1/22      No
   132        94014     $10,550,000      $10,550,000.00       $ 92,688.87      9.570   300   300    6/1/22      No
   133        75215     $11,770,000      $11,770,000.00       $ 91,085.67      8.570   120   360    6/1/07      No



 Control      Underwriting          Net     Subservicing    (1)Servicing
 Number         Reserves            Rate        Fees            Fees             Subservicer
 ------    ------------------      -----    ------------       -----            -------------
    81     0.15  per sq. ft.       9.215       0.000           0.005       GE Capital Asset Management
    82      4%   of gross rev.     10.175      0.000           0.005       GE Capital Asset Management
    83    303.39 per unit          8.815       0.000           0.005       GE Capital Asset Management
    84     250   per unit          8.915       0.000           0.005       GE Capital Asset Management
    85     0.15  per sq. ft.       8.935       0.000           0.005       GE Capital Asset Management
    86     0.16  per sq. ft.       9.465       0.000           0.005       GE Capital Asset Management
    87     225   per unit          8.535       0.000           0.005       GE Capital Asset Management
    88     250   per unit          8.755       0.060           0.065       L.J. Melody & Co.
    89     200   per unit          9.045       0.000           0.005       GE Capital Asset Management
    90     275   per unit          9.145       0.000           0.005       GE Capital Asset Management
    91     0.15  per sq. ft.       9.135       0.060           0.065       L.J. Melody & Co.
    92      4%   of gross rev.     9.895       0.060           0.065       L.J. Melody & Co.
    93     275   per unit          8.685       0.060           0.065       L.J. Melody & Co.
    94     0.15  per sq. ft.       9.435       0.000           0.005       GE Capital Asset Management
    95     250   per unit          8.535       0.000           0.005       GE Capital Asset Management
    96     250   per unit          8.485       0.000           0.005       GE Capital Asset Management
    97     250   per unit          8.505       0.000           0.005       GE Capital Asset Management
    98     250   per unit          8.645       0.000           0.005       GE Capital Asset Management
    99      4%   of gross rev.     9.475       0.000           0.005       GE Capital Asset Management
    100    250   per unit          8.715       0.000           0.005       GE Capital Asset Management
    101    0.15  per sq. ft.       8.845       0.000           0.005       GE Capital Asset Management
    102     4%   of gross rev.     9.275       0.000           0.005       GE Capital Asset Management
    103    250   per unit          9.115       0.000           0.005       GE Capital Asset Management
    104    0.15  per sq. ft.       9.125       0.000           0.005       GE Capital Asset Management
    105    250   per unit          8.465       0.000           0.005       GE Capital Asset Management
    106     4%   of gross rev.     9.465       0.000           0.005       GE Capital Asset Management
    107     4%   of gross rev.     9.465       0.000           0.005       GE Capital Asset Management
    108     4%   of gross rev.     9.125       0.000           0.005       GE Capital Asset Management
    109     4%   of gross rev.     9.685       0.000           0.005       GE Capital Asset Management
    110    250   per unit          8.825       0.000           0.005       GE Capital Asset Management
    111    250   per unit          8.375       0.000           0.005       GE Capital Asset Management
    112    250   per unit          8.375       0.000           0.005       GE Capital Asset Management
    113    251   per unit          8.375       0.000           0.005       GE Capital Asset Management
    114    250   per unit          8.585       0.000           0.005       GE Capital Asset Management
    115    225   per unit          8.795       0.000           0.005       GE Capital Asset Management
    116    250   per unit          8.745       0.000           0.005       GE Capital Asset Management
    117    250   per unit          8.365       0.000           0.005       GE Capital Asset Management
    118    250   per unit          8.505       0.000           0.005       GE Capital Asset Management
    119    250   per unit          8.615       0.000           0.005       GE Capital Asset Management
    120     4%   of gross rev.     9.305       0.000           0.005       GE Capital Asset Management
    121     4%   of gross rev.     9.305       0.000           0.005       GE Capital Asset Management
    122    250   per unit          8.215       0.060           0.065       L.J. Melody & Co.
    123    250   per unit          8.215       0.060           0.065       L.J. Melody & Co.
    124     4%   of gross rev.     9.565       0.000           0.005       GE Capital Asset Management
    125    300   per unit          8.655       0.000           0.005       GE Capital Asset Management
    126    0.15  per sq. ft.       8.915       0.000           0.005       GE Capital Asset Management
    127     4%   of gross rev.     9.455       0.000           0.005       GE Capital Asset Management
    128     4%   of gross rev.     9.555       0.000           0.005       GE Capital Asset Management
    129    0.15  per sq. ft.       8.805       0.000           0.005       GE Capital Asset Management
    130    0.15  per sq. ft.       8.585       0.000           0.005       GE Capital Asset Management
    131    0.15  per sq. ft.       9.565       0.000           0.005       GE Capital Asset Management
    132    0.15  per sq. ft.       9.565       0.000           0.005       GE Capital Asset Management
    133    0.15  per sq. ft.       8.565       0.000           0.005       GE Capital Asset Management


                                    EXHIBIT B

                             MORTGAGE FILE SCHEDULE

                                      None.

                                             EXHIBIT C
                                            MLMI 1997-C1
                                           MERRILL LYNCH

                                    LIST OF MORTGAGE LOANS WHICH
                                   PROVIDE FOR HYPERAMORTIZATION


Control                                                               Original        Cut-Off Date
Number           Property Name                 Property Type          Balance           Balance
-------          -------------                 -------------        -----------       ------------
  85      Rowland Heights Shopping Ctr        Anchored Retail       $12,800,000       $12,792,920


                                    EXHIBIT D

                   LIST OF MORTGAGE LOANS WHICH ARE EXCEPTIONS
                               TO SECTION 3(b)(xx)


                                      None.

                                    EXHIBIT E


                   LIST OF MORTGAGE LOANS WHICH ARE EXCEPTIONS
                              TO SECTION 3(b)(xxii)


                                      None.

                                    EXHIBIT F

                   LIST OF MORTGAGE LOANS WHICH ARE EXCEPTIONS
                             TO SECTION 3(b)(xxvii)


                                      None.

                                    EXHIBIT G

                   LIST OF MORTGAGE LOANS WHICH ARE EXCEPTIONS
                            TO SECTION 3(b)(xxviii)


                                      None.

                                    EXHIBIT H

                    LIST OF MORTGAGED PROPERTIES WHICH CARRY
                      SIX MONTHS OF BUSINESS INTERRUPTION
                                OR RENT INSURANCE


                                      None.

                                    EXHIBIT I

                   LIST OF MORTGAGE LOANS WHICH ARE EXCEPTIONS
                              TO SECTION 3(b)(xxix)


                                      None.

                                                   EXHIBIT J-1
                                                     MLMI-C1
                                                  MERRILL LYNCH

                                         MORTGAGED PROPERTIES SUBJECT TO
                                                 SECONDARY LIENS


Control                                                                            Original         Cut-Off Date
Number   Property Name                                    Property Type            Balance             Balance
------   -------------                                    -------------            -------           -----------
   12    Rush Creek Apartments                            Multifamily             $4,200,000         $4,187,765
   21    Guild Building                                   Office                  $  850,000         $  846,082
   25    Oregon Building                                  Office                  $1,000,000         $  998,025
   30    Callens Corner Phase II                          Anchored Retail         $4,087,500         $4,081,392
   56    Pirani Best Western - Airport Executel           Hospitality             $4,075,000         $4,039,703
   57    Best Western - Federal Way Executel              Hospitality             $4,825,000         $4,783,207
   84    Woodley Downs Apartments                         Multifamily             $1,450,000         $1,448,689
   92    St. Augustine Beach Holiday Inn                  Hospitality             $4,580,000         $4,536,490
  101    Elkins Park Square                               Unanchored Retail       $3,600,000         $3,600,000


                                                   EXHIBIT J-2
                                                   MLMI 1997-C1
                                                  MERRILL LYNCH

                                        MORTGAGED PROPERTIES WITH POTENTIAL
                                                  FUTURE LIENS


Control                                                                            Original         Cut-Off Date
Number   Property Name                                    Property Type            Balance             Balance
------   -------------                                    -------------            -------          ------------
  104    Thunderbird Business Park                        Industrial              $3,845,000         $3,841,644
    7    Sunrise Commons Apartments                       Multifamily             $5,624,000         $5,610,170
    8    IRM-Meadow Lakes Apartments                      Multifamily             $5,516,000         $5,502,436
    9    Diablo View Apartments                           Multifamily             $3,098,000         $3,090,382
   10    IRM-Glenbrook Apartments                         Multifamily             $6,280,000         $6,264,557
   14    Salvio Pacheco Square                            Office/Retail           $7,800,000         $7,770,812
   27    Walnut Woods Apartments                          Multifamily             $3,580,000         $3,573,298
   28    Creekside Gardens Apartments                     Multifamily             $7,600,000         $7,585,773
   31    Driftwood Apartments                             Multifamily             $3,650,000         $3,645,376
   33    Country Glen Apartments                          Multifamily             $2,700,000         $2,696,608
   35    Foxworth Apartments                              Multifamily             $2,130,000         $2,127,285
  122    Parkwood Apartments                              Multifamily             $3,955,000         $3,955,000
  123    Peachwood Apartments                             Multifamily             $2,250,000         $2,250,000


                                                       -40-

                                    EXHIBIT K

                   LIST OF MORTGAGE LOANS WHICH ARE EXCEPTIONS
                             TO SECTION 3(b)(xxxvii)


                                      None.

                                              EXHIBIT L
                                             MLMI 1997-C1
                                            MERRILL LYNCH

                             LIST OF MORTGAGE LOANS WHICH ARE EXCEPTIONS
                                      TO SECTION 3(b)(xxxviii)


Control                                                                Original        Cut-Off Date
Number           Property Name                  Property Type          Balance           Balance
------           -------------                  -------------        -----------       -----------
  85       Rowland Heights Shopping Ctr        Anchored Retail       $12,800,000       $12,792,920


                                                EXHIBIT M
                                               MLMI 1997-C1
                                              MERRILL LYNCH

                                        LIST OF PRINCIPAL BORROWERS
                                        WITH MULTIPLE MORTGAGE LOANS


Control                                                                    Original        Cut-Off Date
Number             Property Name                       Property Type        Balance           Balance
------             -------------                       -------------      -----------       -----------
    1    INT - The Crescent City Apartments             Multifamily       $ 4,700,000       $ 4,684,339
    2    INT - The Park Apartments                      Multifamily       $ 4,080,000       $ 4,058,609
    3    PP-Days Inn-Cody                               Hospitality       $ 1,600,000       $ 1,593,544
    4    Days Inn-Norfolk                               Hospitality       $ 1,610,000       $ 1,603,503
    6    Ramada Limited - Austin                        Hospitality       $ 1,400,000       $ 1,389,664
  108    Holiday Inn Express-Plano                      Hospitality       $ 2,780,000       $ 2,759,216
    7    Sunrise Commons Apartments                     Multifamily       $ 5,624,000       $ 5,610,170
    8    IRM-Meadow Lakes Apartments                    Multifamily       $ 5,516,000       $ 5,502,436
    9    Diablo View Apartments                         Multifamily       $ 3,098,000       $ 3,090,382
   10    IRM-Glenbrook Apartments                       Multifamily       $ 6,280,000       $ 6,264,557
   14    Salvio Pacheco Square                          Office/Retail     $ 7,800,000       $ 7,770,812
   27    Walnut Woods Apartments                        Multifamily       $ 3,580,000       $ 3,573,298
   28    Creekside Gardens Apartments                   Multifamily       $ 7,600,000       $ 7,585,773
   31    Driftwood Apartments                           Multifamily       $ 3,650,000       $ 3,645,376
   33    Country Glen Apartments                        Multifamily       $ 2,700,000       $ 2,696,608
   35    Foxworth Apartments                            Multifamily       $ 2,130,000       $ 2,127,285
  122    Parkwood Apartments                            Multifamily       $ 3,955,000       $ 3,955,000
  123    Peachwood Apartments                           Multifamily       $ 2,250,000       $ 2,250,000
   20    Carondelet Building                            Office            $ 3,550,000       $ 3,533,635
   21    Guild Building                                 Office            $   850,000       $   846,082
   22    Lease-All Orangethorpe                         Industrial        $ 2,850,000       $ 2,835,715
   23    Lease-All Anaheim                              Industrial        $ 5,509,000       $ 5,482,702
   43    Shilo Inn-Bend                                 Hospitality       $ 6,650,000       $ 6,580,646
   44    Shilo Inn-Coeur d'Alene                        Hospitality       $ 5,740,000       $ 5,680,136
   45    Shilo Inn-Nampa                                Hospitality       $ 4,480,000       $ 4,433,277
   47    Shilo Inn-Tillamook                            Hospitality       $ 5,040,000       $ 4,987,437
   48    Shilo Inn-Salt Lake City                       Hospitality       $11,200,000       $11,083,192
   49    Shilo Inn-Elko                                 Hospitality       $ 3,440,000       $ 3,404,123
   56    Pirani Best Western - Airport Executel         Hospitality       $ 4,075,000       $ 4,039,703
   57    Best Western - Federal Way Executel            Hospitality       $ 4,825,000       $ 4,783,207
   62    Club Secane Apartments                         Multifamily       $ 1,400,000       $ 1,391,566
  125    Riverview Manor Apartments                     Multifamily       $ 2,600,000       $ 2,600,000
   65    Meridian Executive Center                      Office            $ 4,833,000       $ 4,806,120
  114    Whispering Oaks Apartments                     Multifamily       $ 1,560,000       $ 1,552,446
   79    Telstar Apartments                             Multifamily       $   988,000       $   987,128
   80    Mill Run Apartments                            Multifamily       $ 1,230,000       $ 1,228,914
   95    Parkside Aparments                             Multifamily       $ 1,750,000       $ 1,743,190
   96    Ridgeway Village Apartments                    Multifamily       $ 3,500,000       $ 3,491,411
  106    Ball Park Inn - Arlington                      Hospitality       $ 2,250,000       $ 2,233,884
  107    Best Western Inn                               Hospitality       $ 2,600,000       $ 2,581,378
  111    BDR - Francis Court III - Multifamily          Multifamily       $ 1,350,000       $ 1,344,882
  112    BDR - Francis Court IV - Multifamily           Multifamily       $   850,000       $   846,778
  113    BDR - Francis Court V - Multifamily            Multifamily       $ 1,500,000       $ 1,494,313
  115    BDR - Sierra  Point Apartments                 Multifamily       $ 2,020,000       $ 2,015,348
  120    Best Western - Park Suites                     Hospitality       $ 2,750,000       $ 2,750,000
  121    Comfort Inn - Plano                            Hospitality       $ 1,750,000       $ 1,750,000
  127    Best Western-Courtyard Inn                     Hospitality       $ 1,750,000       $ 1,750,000
  128    Super 8 - Whitewater, WI                       Hospitality       $ 1,700,000       $ 1,700,000
  131    AAAAA Rent-A-Space  -  Foster City             Self Storage      $ 5,690,000       $ 5,690,000
  132    AAAAA Rent-A-Space  -  Colma                   Self Storage      $10,550,000       $10,550,000




Control
Number       Borrower Entity Name                                        Principal Name
------       --------------------                                        --------------
    1    Intercapital Hobby Place I, LP                                Edward I. Biskind
    2    Intercapital Park Park I, LP                                  Edward I. Biskind
    3    PBS Enterprises, Inc.                                         Piyush Patel
    4    Yogi  of Norfolk,  Inc.                                       Piyush Patel
    6    Artex Hospitality, Inc.                                       Bharatkumar V. Patel
  108    Las Colinas Hospitality, Inc.                                 Bharatkumar V. Patel
    7    Sunrise Boulevard Associates                                  John O. Van Hofwegen
    8    Meadow Lakes Investors                                        John O. Van Hofwegen
    9    Diablo View Investors                                         John O. Van Hofwegen
   10    Glenbrook Associates                                          John O. Van Hofwegen
   14    Salvio Pacheco Square Investors                               John O. Van Hofwegen
   27    Walnut Woods Investors                                        John O. Van Hofwegen
   28    Creekside Gardens Investors                                   John O. Van Hofwegen
   31    Grantline Gardens Group                                       John O. Van Hofwegen
   33    Country Glen Investors                                        John O. Van Hofwegen
   35    Foxworth Investors                                            John O. Van Hofwegen
  122    Parkwood Group, L.P.                                          John O. Van Hofwegen
  123    Peachwood Investors, L.P.                                     John O. Van Hofwegen
   20    Clayton Carondelet Buildings, LLC                             Arthur Loomstein
   21    Guild Building, L.L.C.                                        Arthur Loomstein
   22    Lease-All Orangethorpe                                        Robert Leaverton
   23    Lease-All Anaheim                                             Robert Leaverton
   43    Shilo Inn, Bend, LLC                                          Mark S. Hemstreet
   44    Shilo Inn, Coeur d'Alene, LLC                                 Mark S. Hemstreet
   45    Shilo Inn, Nampa Suites, LLC                                  Mark S. Hemstreet
   47    Shilo Inn, Tillamook, LLC                                     Mark S. Hemstreet
   48    Shilo Inn, Salt Lake City, LLC                                Mark S. Hemstreet
   49    Shilo Inn, Elko, LLC                                          Mark S. Hemstreet
   56    Piramco Sea-Tac, Inc.                                         Same excl Madatali Pirani
   57    Piramco Federal Way, Inc.                                     Same excl Madatali Pirani
   62    Club Secane 87 Associates                                     Norman Feinstein
  125    N.J. 1984 Associates-Highland Park, L.L.C.                    Norman Feinstein
   65    Waterside Center Corp d/b/a Merician Executive Center         Mahendra D. Sharma
  114    TTSF, L.P. #2                                                 Mahendra D. Sharma
   79    Telstar Associates                                            Curtis K. Harshaw
   80    Chantelle Associates                                          Curtis K. Harshaw
   95    Parkside Mesa, L.L.C                                          Terrance K. and Elizabeth L. Barry
   96    Ridgeway Village Apartments, LLC                              Terrance K. and Elizabeth L. Barry
  106    Arlington Hosts Corporation                                   Chandrakant Patel
  107    Garland Hospitality, Inc.                                     Chandrakant Patel
  111    1621 Rialto, LLC                                              Donald Braham
  112    1680 Rialto, LLC                                              Donald Braham
  113    160 Linden, LLC                                               Donald Braham
  115    1439 Lilac L.L.C.                                             Donald Braham
  120    Park Suites Hotels, Inc.                                      Prashant Bhakta
  121    E. Plano Hospitality, Inc. d/b/a Comfort Inn Plano            Prashant Bhakta
  127    R & K Development Corp.                                       Ramesh Shah
  128    Whitewater Hotel Inc.                                         Ramesh Shah
  131    AAAAA-Rent-A-Space Foster City Ltd., LP                       KN Productions Inc.
  132    AAAAA-Rent-A-Space Colma Ltd., LP                             KN Productions Inc.
